EXHIBIT 99.1

            ====================================================================
[OXY LOGO]  NEWS RELEASE                        OCCIDENTAL PETROLEUM CORPORATION
            ====================================================================
         10889 Wilshire Boulevard, Los Angeles, California 90024  (310) 208-8800

For Immediate Release: October 21, 2003

            OCCIDENTAL PETROLEUM ANNOUNCES THIRD QUARTER 2003 RESULTS
            ---------------------------------------------------------

     LOS ANGELES -- Occidental Petroleum Corporation (NYSE:OXY) announced net income for the third quarter 2003 of $446 million ($1.16 per share), compared with $402 million ($1.07 per share) for the third quarter 2002.

     In announcing the results, Dr. Ray R. Irani, chairman and chief executive officer, said, "Core earnings of $446 million, or $1.16 per share, were 43 percent higher than the $312 million, or $0.83 per share, the company earned in the third quarter of 2002. Higher oil and gas prices and a nine percent increase in production contributed to a 35 percent increase in oil and gas earnings over last year's third quarter.

     Core earnings of $1.25 billion, or $3.27 per share, for the first nine months of 2003 were 85 percent higher than the $676 million, or $1.80 per share, the company earned in the comparable period last year."

                                   OIL AND GAS
                                   -----------

     Oil and gas segment earnings were $660 million for the third quarter 2003, compared with $490 million for the third quarter 2002. The improvement in the third quarter 2003 earnings reflected higher worldwide crude oil and natural gas prices and increased crude oil sales volumes; partially offset by higher exploration expenses and operating costs. The increased crude oil production results largely from higher Ecuador production, reflecting the completion of the Oleoducto de Crudos Pesados Ltd. oil export pipeline, and Horn Mountain production, which came on line in the fourth quarter 2002.

                                    CHEMICALS
                                    ---------

     Chemical core earnings were $61 million for the third quarter 2003, compared with $50 million for the third quarter 2002. The third quarter 2002 core earnings excluded a $164 million net of tax gain from the sale of the investment in Equistar. The third quarter 2003 results reflected higher sales prices in chlor-alkali, which were more than offset by higher energy and raw material costs. The third quarter 2002 core earnings included a $37 million pre-tax charge for the impairment of various operating assets.

                               NINE MONTHS RESULTS
                               -------------------

     For the first nine months of 2003, net income was $1.15 billion ($2.99 per share), compared with $667 million ($1.77 per share) for the first nine months of 2002.

     Core earnings for the first nine months of 2003 were $1.25 billion ($3.27 per share), compared with $676 million ($1.80 per share) for 2002. The debt to total capitalization ratio was 38 percent compared with 43 percent at the end of last year. See the attached schedules for a reconciliation of net income to core earnings for the third quarter and nine months.

                                       -0-

Contacts: Lawrence P. Meriage (media)
          310-443-6562
          Kenneth J. Huffman (investors)
          212-603-8183
          For further analysis of Occidental's quarterly performance, please visit the website: www.oxy.com

     Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand consideration, for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.

SUMMARY OF SEGMENT NET SALES AND EARNINGS
($ millions, except per-share amounts)

                                          Third Quarter           Nine Months
                                     ------------------    ------------------
                                        2003       2002       2003       2002
=================================    =======    =======    =======    =======
SEGMENT NET SALES
   Oil and gas                       $ 1,480    $ 1,224    $ 4,473    $ 3,347
   Chemical                              793        739      2,368      2,006
   Other                                  46         --        115         --
                                     -------    -------    -------    -------
   Net sales                         $ 2,319    $ 1,963    $ 6,956    $ 5,353
=================================    =======    =======    =======    =======

SEGMENT EARNINGS
  Oil and gas                        $   660    $   490    $ 2,024    $ 1,217
  Chemical                                61        214        139        217
                                     -------    -------    -------    -------
                                         721        704      2,163      1,434
UNALLOCATED CORPORATE ITEMS
  Interest expense, net (a)
    Debt, net                            (59)       (73)      (236)      (195)
    Trust preferred distributions
      & other                            (12)       (12)       (34)       (35)
  Income taxes (b)                      (160)      (105)      (505)      (250)
  Other (c)                              (44)       (38)      (175)      (114)
                                     -------    -------    -------    -------

INCOME FROM CONTINUING OPERATIONS        446        476      1,213        840
  Discontinued operations, net            --        (74)        --        (78)
  Cumulative effect of changes in
    accounting principles, net (d)        --         --        (68)       (95)
                                     -------    -------    -------    -------
NET INCOME                           $   446    $   402    $ 1,145    $   667
                                     =======    =======    =======    =======


BASIC EARNINGS PER COMMON SHARE
  Income from continuing operations  $  1.16    $  1.26    $  3.17    $  2.23
  Discontinued operations, net            --      (0.19)        --      (0.21)
  Cumulative effect of changes in
    accounting principles, net            --         --      (0.18)     (0.25)
                                     -------    -------    -------    -------
                                     $  1.16    $  1.07    $  2.99    $  1.77
                                     =======    =======    =======    =======

DILUTED EARNINGS PER COMMON SHARE
  Income from continuing operations  $  1.14    $  1.25    $  3.14    $  2.22
  Discontinued operations, net            --      (0.19)        --      (0.21)
  Cumulative effect of changes in
    accounting principles, net            --         --      (0.18)     (0.25)
                                     -------    -------    -------    -------
                                     $  1.14    $  1.06    $  2.96    $  1.76
                                     =======    =======    =======    =======
AVERAGE BASIC COMMON SHARES
  OUTSTANDING                          385.5      376.8      382.6      375.7
=================================    =======    =======    =======    =======

See footnotes on following page.

(a) The nine-months 2003 includes a $61 million interest charge to repay a $450-million 6.4-percent senior-notes issue that had ten years of remaining life, but was subject to remarketing on April 1, 2003. The nine months 2002 includes $22 million of interest income on notes receivable from Altura partners. The partnership exercised an option in May 2002 to redeem the sellers' remaining partnership interests in exchange for the outstanding balance on the notes.

(b) Excludes U.S. federal income tax charges and credits allocated to the segments and foreign taxes. Oil and gas segment earnings include a credit of $1 million in the third quarter of 2003 and a charge of $3 million in the third quarter of 2002. Chemical segment earnings include a $395 million credit in the third quarter of 2002, almost entirely related to the sale of the Equistar investment.

     Oil and gas segment earnings for the nine-months 2003 and 2002 include charges of $6 million and $2 million, respectively. Chemical segment earnings include credits of $403 million for the nine months 2002.

(c) The nine-months 2002 includes $20 million of preferred distributions to the Occidental Permian partners. This is essentially offset by the interest income discussed in (a) above. The partnership exercised an option in May 2002 to redeem the sellers' remaining partnership interests in exchange for the outstanding balance on the notes. The nine-months 2003 also includes $42 million equity losses from investments in unconsolidated subsidiaries, compared with $3 million losses for the same period in 2002.

(d) Effective January 1, 2003, Occidental implemented SFAS No. 143 - "Accounting For Asset Retirement Obligations." Adoption of this new accounting standard resulted in a cumulative after-tax reduction in net income of $50 million. Also effective January 1, 2003, Occidental implemented the rescission of EITF 98-10, which precludes mark-to-market accounting for all energy-trading contracts that are not derivatives and fair value accounting for inventories purchased from third parties. Adoption of this accounting change resulted in a cumulative after-tax reduction in net income of $18 million. Effective January 1, 2002, Occidental implemented SFAS No. 142 - "Goodwill and Other Intangible Assets." Adoption of this new accounting standard resulted in a cumulative after-tax reduction in net income of $95 million.

SUMMARY OF OPERATING STATISTICS

                                          Third Quarter           Nine Months
                                     ------------------    ------------------
                                        2003       2002       2003       2002
=================================    =======    =======    =======    =======
NET OIL, GAS AND LIQUIDS
   PRODUCTION PER DAY

United States
  Crude oil and liquids (MBBL)
    California                            80         84         79         87
    Permian                              151        143        150        141
    Horn Mountain                         24         --         19         --
    Hugoton                                4          3          4          3
                                     -------    -------    -------    -------
      Total                              259        230        252        231

  Natural Gas (MMCF)
    California                           248        283        254        293
    Hugoton                              136        149        141        152
    Permian                              134        132        128        129
    Horn Mountain                         16         --         12         --
                                     -------    -------    -------    -------
      Total                              534        564        535        574

Latin America
  Crude oil (MBBL)
    Colombia                              31         38         35         39
    Ecuador                               27         13         20         13
                                     -------    -------    -------    -------
      Total                               58         51         55         52

Middle East and
  Other Eastern Hemisphere
  Crude oil (MBBL)
    Oman                                  13          9         12         14
    Pakistan                              10         12         10         10
    Qatar                                 44         44         47         43
    Yemen                                 34         29         36         36
                                     -------    -------    -------    -------
      Total                              101         94        105        103

  Natural Gas (MMCF)
    Pakistan                              71         74         74         58

BARRELS OF OIL EQUIVALENT (MBOE)
Subtotal consolidated subsidiaries       519        481        514        491
Other Interests
  Colombia-minority interest              (4)        (5)        (4)        (5)
  Russia-Occidental net interest          30         26         30         27
  Yemen-Occidental net interest            1         --          1         --
                                     -------    -------    -------    -------
Total worldwide production               546        502        541        513
                                     =======    =======    =======    =======


CAPITAL EXPENDITURES (millions)      $   360    $   283    $ 1,151    $   840
                                     =======    =======    =======    =======


DEPRECIATION, DEPLETION AND
 AMORTIZATION OF ASSETS (millions)   $   295    $   245    $   866    $   759
=================================    =======    =======    =======    =======

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing, and amount. Therefore, management uses a measure called "core earnings", which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core earnings is not considered to be an alternative to operating income in accordance with generally accepted accounting principles. The following table sets forth the core earnings and significant items affecting earnings for each operating segment and corporate:

                                                                   Third Quarter
                                  ----------------------------------------------
($ millions)                            2003         EPS        2002         EPS
================================    ========    ========    ========    ========
TOTAL REPORTED EARNINGS             $    446    $   1.16    $    402    $   1.07
                                    ========    ========    ========    ========
OIL AND GAS
Segment Earnings                    $    660                $    490
No significant items
  affecting earnings                      --                      --
                                    --------                --------
Segment Core Earnings                    660                     490
                                    --------                --------
CHEMICALS
Segment Earnings                          61                     214
Less:
  Sale of Equistar investment*            --                     164
                                    --------                --------
Segment Core Earnings                     61                      50
                                    --------                --------
CORPORATE
Results                                 (275)                   (302)
Less:
  Discontinued operations, net*           --                     (74)
                                    --------                --------
TOTAL CORE EARNINGS                 $    446    $   1.16    $    312    $   0.83
================================    ========    ========    ========    ========

*These amounts are shown after tax.

                                                                     Nine Months
                                    --------------------------------------------
($ millions)                            2003         EPS        2002         EPS
================================    ========    ========    ========    ========
TOTAL REPORTED EARNINGS             $  1,145    $   2.99    $    667    $   1.77
                                    ========    ========    ========    ========
OIL AND GAS
Segment Earnings                    $  2,024                $  1,217
No significant items
  affecting earnings                      --                      --
                                    --------                --------
Segment Core Earnings                  2,024                   1,217
                                    --------                --------
CHEMICALS
Segment Earnings                         139                     217
Less:
  Sale of Equistar investment*            --                     164
                                    --------                --------
Segment Core Earnings                    139                      53
                                    --------                --------
CORPORATE
Results                               (1,018)                   (767)
Less:
  Debt repayment charge                  (61)                     --
  Tax effect of pre-tax adjustment        21                      --
  Discontinued operations, net*           --                     (78)
  Changes in accounting
    principles, net*                     (68)                    (95)
                                    --------                --------
TOTAL CORE EARNINGS                 $  1,253    $   3.27    $    676    $   1.80
================================    ========    ========    ========    ========

*These amounts are shown after tax.

ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

                                         Third Quarter            Nine Months
                                     --------------------    --------------------
($ millions)                           2003        2002        2003        2002
=================================    ========    ========    ========    ========
PRE-TAX
INCOME / (EXPENSE)

OIL AND GAS
  Gain on sale of GOM assets (a)     $     --    $      7    $     14    $      7
  Exploration asset write-offs             --          --          --         (33)

CHEMICALS
  Asset idling and impairments             --         (37)         (9)        (37)
  Equistar equity results                  --           7          --         (33)
  Reorganizations/severance                --          --         (15)        (14)

CORPORATE
  Environmental remediation                --          (8)        (13)         (8)
  Equity earnings                          (6)         (3)        (42)         (3)

(a) Net of tax.